Note 10 - Details of Selected Balance Sheet Accounts - Summary of Accrued Expenses (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Note 10 - Details of Selected Balance Sheet Accounts - Summary of Accrued Expenses (Details)
Compensation, including compensation-related taxes and commissions	$ 8,923	$ 15,218
Accrued multi-client data library acquisition costs	1,622	4,219
Income tax payable	3,512	5,367
Other	2,306	5,524
Total	$ 16,363	$ 30,328